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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 2004


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      0-21198                 76-0233274

(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                        2408 TIMBERLOCH PLACE, SUITE B-1
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 719-3400
                             (REGISTRANT'S TELEPHONE
                             NUMBER, INCLUDING AREA
                                     CODE)













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ITEM 5. OTHER INFORMATION

         On June 28, 2004, Zonagen, Inc. (the "Company") announced in a press release that. Nasdaq informed the Company that it no longer meets National Market listing requirements and would be delisted. Zonagen also indicated that it expects its common stock to trade on the Nasdaq SmallCap Market.

         A copy of the Company's press release is attached hereto as Exhibit
99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c.  Exhibits

        Exhibit
        Number            Description
        -------           -----------
         99.1             Press Release dated June 28, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ZONAGEN, INC.

Date: June 28, 2004.

                             By:      /s/ Louis Ploth, Jr.
                                ------------------------------------------------
                                      Louis Ploth, Jr.
                                      Vice President, Business Development and
                                      Chief Financial Officer



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                                  EXHIBIT INDEX

          Exhibit
          Number           Description
          -------          ------------
           99.1            Press Release dated June 28, 2004.